
                                                 MERRILL LYNCH & CO., INC.                       Exhibit 99(i)
                                         PRELIMINARY UNAUDITED EARNINGS SUMMARY

                                                For the Three Months Ended              Percent Inc / (Dec)(2)
                                         ---------------------------------------------  ----------------------
                                         September 25,   June 26,(1)  September 26,(1)   3Q98 vs.     3Q98 vs.
[in millions, except per share amounts]      1998           1998          1997             2Q98        3Q97
                                           -------        -------       -------           ------      ------
Revenues
  Commissions                              $ 1,449        $ 1,463       $ 1,328             (1.0)%       9.2%
  Interest and Dividends                     5,079          5,010         4,447              1.4        14.2
  Principal Transactions                       279            989           964            (71.8)      (71.1)
  Investment Banking                           711            898           724            (20.8)       (1.8)
  Asset Management and
    Portfolio Service Fees                     995          1,035           731             (3.9)       36.0
  Other                                        199            186           144              6.8        38.4
                                           -------        -------       -------
  Total Revenues                             8,712          9,581         8,338             (9.1)        4.5

  Interest Expense                           4,863          4,726         4,196              2.9        15.9
                                           -------        -------       -------
  Net Revenues                               3,849          4,855         4,142            (20.7)       (7.1)
                                           -------        -------       -------
Non-Interest Expenses
  Compensation and Benefits                  2,010          2,470         2,101            (18.6)       (4.3)
  Communications and Technology                487            431           328             13.0        48.7
  Occupancy and Related Depreciation           227            217           188              4.6        20.7
  Professional Fees                            165            143           131             15.3        25.3
  Advertising and Market Development           203            200           148              1.6        36.7
  Brokerage, Clearing, and
    Exchange Fees                              186            167           143             11.7        30.5
  Goodwill Amortization                         55             55            16             (0.5)        N/M
  Provision for Costs Related to
    Staff Reductions                           430              -             -              N/M         N/M
  Other                                        292            254           298             14.8        (2.0)
                                           -------        -------       -------
  Total Non-Interest Expenses                4,055          3,937         3,353              3.0        20.9
                                           -------        -------       -------
Earnings (Loss) Before Income
  Taxes and Dividends
  on Preferred Securities Issued
  by Subsidiaries                             (206)           918           789           (122.5)     (126.2)

Income Tax Expense (Benefit)                   (75)           340           275           (122.1)     (127.4)

Dividends on Preferred Securities
  Issued by Subsidiaries                        33             27            12             23.6       162.6
                                           -------        -------       -------
Net Earnings (Loss)                        $  (164)       $   551       $   502           (129.8)     (132.6)
                                           =======        =======       =======
Preferred Stock Dividends                  $     9        $    10       $     9                -           -
                                           -------        -------       -------
Net Earnings (Loss) Applicable
  to Common Stockholders                   $  (173)       $   541       $   493           (132.1)     (135.2)
                                           =======        =======       =======

Earnings (Loss) per Common Share
  Basic                                    ($ 0.49)       $  1.52       $  1.45           (132.2)     (133.8)
  Diluted                                  ($ 0.49)       $  1.32       $  1.24           (137.1)     (139.5)

Average Shares
  Basic                                      357.6          355.3         339.8              0.7         5.2
  Diluted                                    357.6          411.4         396.9            (13.1)       (9.9)


(1) Amounts have been restated to reflect the Midland Walwyn acquisition as required under pooling-of-interests accounting.

(2)  Percentages are based on actual numbers before rounding.

N/M  Not meaningful


                                      MERRILL LYNCH & CO., INC.                            Exhibit 99(i)
                               PRELIMINARY UNAUDITED EARNINGS SUMMARY

                                                            For the Nine Months Ended
                                                        ---------------------------------
                                                        September 25,    September 26,(1)  Percent(2)
[in millions, except per share amounts]                      1998           1997          Inc / (Dec)
                                                            --------       --------          --------
Revenues
  Commissions                                               $ 4,375         $ 3,691            18.5%
  Interest and Dividends                                     14,903          12,734            17.0
  Principal Transactions                                      2,439           3,211           (24.0)
  Investment Banking                                          2,440           2,015            21.1
  Asset Management and Portfolio Service Fees                 3,013           2,063            46.0
  Other                                                         511             474             7.8
                                                            -------         -------
  Total Revenues                                             27,681          24,188            14.4

  Interest Expense                                           14,215          11,942            19.0
                                                            -------         -------
  Net Revenues                                               13,466          12,246            10.0
                                                            -------         -------
Non-Interest Expenses
  Compensation and Benefits                                   6,956           6,281            10.7
  Communications and Technology                               1,311             920            42.4
  Occupancy and Related Depreciation                            645             548            17.7
  Professional Fees                                             459             398            15.2
  Advertising and Market Development                            580             456            27.3
  Brokerage, Clearing, and Exchange Fees                        509             383            32.8
  Goodwill Amortization                                         165              47             N/M
  Provision for Costs Related to Staff Reductions               430               -             N/M
  Other                                                         809             837            (3.4)
                                                            -------         -------
  Total Non-Interest Expenses                                11,864           9,870            20.2
                                                            -------         -------
Earnings Before Income Taxes and Dividends
  on Preferred Securities Issued by Subsidiaries              1,602           2,376           (32.6)

Income Tax Expense                                              605             875           (30.8)

Dividends on Preferred Securities Issued by Subsidiaries         82              35           134.8
                                                            -------         -------
Net Earnings                                                $   915         $ 1,466           (37.6)
                                                            =======         =======
Preferred Stock Dividends                                   $    28         $    29            (3.2)
                                                            -------         -------
Net Earnings Applicable to Common Stockholders              $   887         $ 1,437           (38.3)
                                                            =======         =======
Earnings per Common Share
  Basic                                                     $  2.50         $  4.24           (41.0)
  Diluted                                                   $  2.18         $  3.64           (40.1)

Average Shares

  Basic                                                       354.1           339.2             4.4
  Diluted                                                     406.7           394.4             3.1


(1) Amounts have been restated to reflect the Midland Walwyn acquisition as required under pooling-of-interests accounting.

(2)  Percentages are based on actual numbers before rounding.

N/M  Not meaningful

                                        8